                AS FILED WITH THE COMMISSION ON JANUARY 11, 1995

                                                      REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                             ----------------------

                            LEAR SEATING CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                                       13-3386776
(State or other jurisdiction of                                 (I.R.S. Employer Identification
 incorporation or organization)                                               No.)
                                       ------------------
      21557 TELEGRAPH ROAD
      SOUTHFIELD, MICHIGAN                                                   48034
(Address of principal executive                                            (zip code)
             offices)

   LEAR PLASTICS CORPORATION        LEAR SEATING CORPORATION        LEAR SEATING CORPORATION
401(K) PLAN FOR HOURLY EMPLOYEES           401(K) PLAN               401(K) PLAN FOR HOURLY
                                                                 EMPLOYEES OF THE FENTON PLANT
    LEAR SEATING CORPORATION                                        LEAR SEATING CORPORATION
     401(K) PLAN FOR HOURLY                                          401(K) PLAN FOR HOURLY
 EMPLOYEES OF THE DETROIT PLANT                                   EMPLOYEES OF THE ROMULUS II
                                                                             PLANT
                                   (Full title of the plans)

                             JAMES H. VANDENBERGHE
                            EXECUTIVE VICE PRESIDENT
                            LEAR SEATING CORPORATION
                              21557 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                    (Name and address of agent for service)
                                 (810) 746-1500
         (Telephone number, including area code, of agent for service)

     This Registration Statement shall become effective immediately upon filing with the Securities Exchange Commission, and sales of the registered securities to participants in the various 401(k) plans listed above will be effected pursuant to purchases in the open market.
                        CALCULATION OF REGISTRATION FEE

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                                                                        PROPOSED MAXIMUM
                                                      PROPOSED MAXIMUM     AGGREGATE        AMOUNT OF
        TITLE OF SECURITIES           AMOUNT TO BE     OFFERING PRICE       OFFERING      REGISTRATION
        TO BE REGISTERED(1)           REGISTERED(1)     PER SHARE(2)        PRICE(2)           FEE
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Common Stock, $.01 par value.......  750,000 shares       $18.9375        $14,203,125       $4,897.63
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(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated pursuant to Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the amount of the registration fee based upon the average of the high and low sales prices reported for shares of the Common Stock on the New York Stock Exchange on January 5, 1995, which was $18.9375.
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                                    PART I.

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of
Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended.

                                    PART II

              INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Lear Seating Corporation (the "Registrant") and Lear Seating Corporation 401(k) Plan, Lear Plastics Corporation 401(k) Plan for Hourly Employees, Lear Seating Corporation 401(k) Plan for Hourly Employees of the Fenton Plant, Lear Seating Corporation 401(k) Plan for Hourly Employees of the Detroit Plant and Lear Seating Corporation 401(k) Plan for Hourly Employees of the Romulus II Plant (collectively, the "Plans") hereby incorporate the following documents herein by reference:

          (a) The Registrant's prospectus dated April 6, 1994 filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), relating to its registration statement on Form S-1 (File No. 33-52565) filed on March 8, 1994, as amended by Amendment No. 1 filed on April 1, 1994 and by Amendment No. 2 filed on April 5, 1994, including the Registrant's audited financial statements for the fiscal year ended June 30, 1993 and the six months ended December 31, 1993;

          (b) The annual reports on Form 11-K of Lear Seating Corporation 401(k) Plan, Lear Plastics Corporation 401(k) Plan for Hourly Employees and Lear Seating Corporation 401(k) Plan for Hourly Employees of the Fenton Plant, for the fiscal year ended December 31, 1993;

          (c) All other reports filed by the Registrant and the Plans pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after June 30, 1993; and

          (d) The description of the Registrant's Common Stock, $.01 par value, contained in the Registrant's registration statement on Form 8-A filed pursuant to Section 12(b) of the Exchange Act filed on April 1, 1994, as amended by Amendment No. 1 on Form 8A/A filed on April 5, 1994, including any subsequent amendment or any report or other filing with the Commission updating such description.

     In addition, all documents subsequently filed by the Registrant and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As authorized by Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law"), each director and officer of the Registrant may be indemnified by the Registrant against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Registrant if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, the director or officer may not be indemnified in respect to any claim, issue or matters as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless a court determines otherwise.

     Article Five of the Restated Certificate of Incorporation of the Registrant provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law,
(3) under Section 174 of the Delaware Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. In addition, Article Six of the Restated Certificate of Incorporation of the Registrant and Article VIII of the Amended and Restated By-Laws of the Registrant provide for the indemnification of the Registrant's directors and officers.

     The Registrant maintains directors and officers liability insurance that insures the directors and officers of the Registrant against certain liabilities. In addition, Lehman Brothers, Inc. has agreed to indemnify Jeffrey
P. Hughes, David P. Spalding, James A. Stern, Eliot Fried and Alan Washkowitz, each being a director of the Registrant, in connection with their service as directors of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

 4.1    Form of certificate for the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (No. 33-55783)
        and incorporated herein by reference)
23.1    Consent of Arthur Andersen LLP
23.2    Consent of Coopers & Lybrand L.L.P.
23.3    Consent of Arthur Andersen LLP (401(k) Plans).
24.1    Powers of Attorney (included on the signature page hereof)

     The undersigned Registrant hereby undertakes that it will submit or has submitted the Plans and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
     Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of the annual report of the employee benefit plans pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 11th day of January, 1995.

                                          LEAR SEATING CORPORATION

                                          By: /s/ KENNETH L. WAY

                                          --------------------------------------
                                               Kenneth L. Way
                                               Chairman of the Board and
                                               Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Way, Robert E. Rossiter and James H. Vandenberghe and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                 TITLE                      DATE
------------------------------------------    ------------------------------   ----------------
            /s/ KENNETH L. WAY                Chairman of the Board and        January 11, 1995
------------------------------------------    Chief Executive Officer
              Kenneth L. Way

          /s/ ROBERT E. ROSSITER              Director, President and          January 11, 1995
------------------------------------------    Chief Operating Officer
            Robert E. Rossiter

        /s/ JAMES H. VANDENBERGHE             Executive Vice President and     January 11, 1995
------------------------------------------    Chief Financial Officer
          James H. Vandenberghe               (Principal Financial and
                                              Principal Accounting Officer)

           /s/ LARRY W. MCCURDY               Director                         January 11, 1995
------------------------------------------
             Larry W. McCurdy

          /s/ GIAN ANDREA BOTTA               Director                         January 11, 1995
------------------------------------------
            Gian Andrea Botta

                                              Director
------------------------------------------
               Eliot Fried

           /s/ ROBERT W. SHOWER               Director                         January 11, 1995
------------------------------------------
             Robert W. Shower

          /s/ JEFFREY P. HUGHES               Director                         January 11, 1995
------------------------------------------
            Jeffrey P. Hughes

          /s/ DAVID P. SPALDING               Director                         January 11, 1995
------------------------------------------
            David P. Spalding

                SIGNATURE                                 TITLE                      DATE
------------------------------------------    ------------------------------   ----------------
            /s/ JAMES A. STERN                Director                         January 11, 1995
------------------------------------------
              James A. Stern

           /s/ ALAN WASHKOWITZ                Director                         January 11, 1995
------------------------------------------
             Alan Washkowitz

     Pursuant to the requirements of the Securities Act of 1933, the undersigned (or other persons who administer the Plans) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Southfield, Michigan on January 11, 1995.

                                          LEAR SEATING CORPORATION
                                          401(k) PLAN

                                          By: Lear Seating Corporation, as Plan
                                              Administrator

                                          By:       /s/ WILLIAM A. LUDWIG
                                          --------------------------------------
                                              Name: William A. Ludwig
                                              Title: Vice President-Human
                                              Resources

                                          LEAR PLASTICS CORPORATION
                                          401(k) PLAN FOR HOURLY EMPLOYEES

                                          By: Lear Plastics Corp., as Plan
                                              Administrator

                                          By:     /s/ JAMES H. VANDENBERGHE
                                          --------------------------------------
                                              Name: James H. Vandenberghe
                                              Title: Vice President & Secretary

                                          LEAR SEATING CORPORATION
                                          401(k) PLAN FOR HOURLY
                                          EMPLOYEES OF THE FENTON PLANT

                                          By: Lear Seating Corporation, as Plan
                                              Administrator

                                          By:       /s/ WILLIAM A. LUDWIG
                                          --------------------------------------
                                              Name: William A. Ludwig
                                              Title: Vice President-Human
                                              Resources

                                          LEAR SEATING CORPORATION
                                          401(k) PLAN FOR HOURLY
                                          EMPLOYEES OF THE DETROIT PLANT

                                          By: Lear Seating Corporation, as Plan
                                              Administrator

                                          By:       /s/ WILLIAM A. LUDWIG
                                          --------------------------------------
                                              Name: William A. Ludwig
                                              Title: Vice President-Human
                                              Resources

                                          LEAR SEATING CORPORATION
                                          401(k) PLAN FOR HOURLY
                                          EMPLOYEES OF THE ROMULUS II PLANT

                                          By: Lear Seating Corporation, as Plan
                                              Administrator

                                          By:       /s/ WILLIAM A. LUDWIG
                                          --------------------------------------
                                              Name: William A. Ludwig
                                              Title: Vice President-Human
                                              Resources

                                 EXHIBIT INDEX

                                                                                       SEQUENTIAL
EXHIBIT                                                                                   PAGE
NUMBER                                   DESCRIPTION                                     NUMBER
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  4.1     Form of certificate for the Registrant's Common Stock, par value $.01 per share
          (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form
          S-8 (No. 33-55783) and incorporated herein by reference)
 23.1     Consent of Arthur Andersen LLP
 23.2     Consent of Coopers & Lybrand L.L.P.
 23.3     Consent of Arthur Andersen LLP (401(k) Plans).
 24.1     Powers of Attorney (included on the signature page hereof)